Exhibit 99.1

NeuroMetrix to be Acquired by electroCore

NeuroMetrix shareholders to receive cash and Contingent Value Rights

WOBURN, Mass., Dec. 17, 2024 (GLOBE NEWSWIRE) -- NeuroMetrix, Inc. (“NeuroMetrix” or the “Company”) (Nasdaq: NURO) today announced it has entered into a definitive merger agreement whereby electroCore, Inc. (“electroCore”) (Nasdaq: ECOR), a commercial stage bioelectronic medicine and wellness company, will acquire NeuroMetrix. The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close late in the first quarter of 2025.

Under the terms of the merger agreement, a subsidiary of electroCore will merge with NeuroMetrix and NeuroMetrix will become a wholly owned subsidiary of electroCore. The shareholders of NeuroMetrix will be entitled to receive the equivalent of the balance of NeuroMetrix’s net cash at the closing of the transaction, subject to certain adjustments and deductions. Assuming the transaction closes on March 31, 2025, NeuroMetrix estimates that the balance of net cash to be paid to its shareholders, after deduction of, among other things, transaction expenses, severance costs, and accrued liabilities, will be approximately $9M in the aggregate. The final balance of net cash will be determined at the time of closing and will be based on a formula set out in the merger agreement.

NeuroMetrix shareholders will also receive one non-tradeable contingent value right (a “CVR”) per share of NeuroMetrix common stock. Each CVR will represent the right to receive (i) certain future net proceeds from any divestiture of the Company’s DPNCheck platform that is consummated prior to the closing of the transaction with electroCore and (ii) certain royalties, up to an aggregate maximum of $500,000, on net sales of prescription Quell® products over the first two years following the closing of the transaction.

“This announcement represents the culmination of our strategic review process announced in February 2024, and marks a positive outcome for the Company’s shareholders. Through this transaction, we will efficiently return balance sheet cash to our shareholders while providing potential upside through the CVR,” said Shai N. Gozani, M.D., Ph.D., Chairman and CEO of NeuroMetrix. “A further advantage of this transaction is that we expect patients with chronic pain to have expanded access to our novel and proprietary Quell wearable neuromodulation technology through the commercial channel that electroCore has built. Although the DPNCheck platform is not included in the acquisition, we expect to divest this business such that patients and physicians continue to benefit from its unique and important diagnostic capabilities.”

Consummation of the transaction is subject to approval by the shareholders of NeuroMetrix, NeuroMetrix having at least $8 million of net cash at closing, and the filing of NeuroMetrix’s Form 10-K with respect to the fiscal year ended December 31, 2024, in addition to certain customary closing conditions.

About NeuroMetrix

NeuroMetrix is a commercial stage healthcare company that develops and commercializes neurotechnology devices to address unmet needs in the chronic pain and diabetes markets. The Company's products are wearable or hand-held medical devices enabled by proprietary consumables and software solutions that include mobile apps, enterprise software and cloud-based systems. The Company has two commercial brands. Quell® is a wearable neuromodulation platform. DPNCheck® is a point-of-care screening test for peripheral neuropathy. For more information, visit www.neurometrix.com.

About electroCore

electroCore is a commercial stage bioelectronic medicine and wellness company dedicated to improving health through its non-invasive vagus nerve stimulation (“nVNS”) technology platform. Its focus is the commercialization of medical devices for the management and treatment of certain medical conditions and consumer product offerings utilizing nVNS to promote general wellbeing and human performance in the United States and select overseas markets.

Safe Harbor Statement

The statements contained in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. While the company believes the forward-looking statements contained in this press release are accurate, there are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements, including, without limitation, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the combined company following the merger, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of any required regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. . There can be no assurance that future developments will be those that the company has anticipated. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, as well as other documents that may be filed from time to time with the Securities and Exchange Commission (the “SEC”) or otherwise made public. The company is providing the information in this press release only as of the date hereof, and expressly disclaims any intent or obligation to update the information included in this press release or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY OR ELECTROCORE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company or electroCore with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov). In addition, materials filed by the Company may be obtained on the Company’s website neurometrix.com., and materials filed by electroCore may be obtained on electroCore’s website at www.electroCore.com.

Participants in the Solicitation

The Company and each of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on March 27, 2024 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 1, 2024. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 1, 2024, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Source: NeuroMetrix, Inc.

Thomas T. Higgins

SVP and Chief Financial Officer

neurometrix.ir@neurometrix.com